Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               FORD MOTOR COMPANY
             (Exact name of registrant as specified in its charter)


           Delaware                                    38-0549190
(State or other jurisdiction                        (I.R.S. Employee
 of incorporation or organization)                 Identification No.)

            The American Road
            Dearborn, Michigan                         48121-1899
  (Address of principal executive offices)             (Zip Code)


                 Ford Motor Company Deferred Compensation Plan
                            (Full Title of the Plan)

                              J. M. RINTAMAKI, Esq.
                               Ford Motor Company
                                 P. O. Box 1899
                          Dearborn, Michigan 48121-1899
                                 (313) 323-2260
 (Name, address and telephone number, including area code, of agent for service)

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                                                  CALCULATION OF REGISTRATION FEE

------------------------- ------------------------ ------------------------- ------------------------ ------------------------

        Title of                                          Proposed             Proposed maximum
    securities to be           Amount to be          maximum offering price    aggregate offering             Amount of
       registered               registered*          per share or obligation        price**               registration fee
------------------------- ------------------------ ------------------------- ------------------------ ------------------------
Deferred
Compensation                  $104,000,000                  100%                $104,000,000(b)            $30,680.00
Obligations (a)
------------------------- ------------------------ ----------------------- ------------------------ ------------------------



Common Stock,                  2,000,000
$1.00 par value                 shares (c)               $46.09375              $92,187,500(d)            $27,195.32
------------------------- ------------------------ ----------------------- ------------------------ ========================
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(a) The Deferred Compensation Obligations are unsecured obligations of Ford
    Motor Company to pay deferred compensation in the future in accordance with the terms of the Ford Motor Company Deferred Compensation Plan.
(b) Estimated solely for the purpose of determining the registration fee.
(c) The number of shares being registered represents the shares of Common Stock that may be issued to participants under the Deferred Compensation Plan.
(d) Based on the market price of Common Stock of the Company on October 12, 1998 in accordance with Rule 457(c) under the Securities Act of 1933.

     In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement covers an indeterminate amount of interests to be offered or sold pursuant to the Plan described herein.


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                                   -2-

                  FORD MOTOR COMPANY DEFERRED COMPENSATION PLAN

                             ----------------------

            INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENT

     The contents of Registration Statement Nos. 333-47733, 333-20725 and 33-62227 are incorporated herein by reference.

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

    The following documents filed or to be filed with the Securities and Exchange Commission are incorporated by reference in this Registration
Statement:

             (a) The latest annual report of Ford Motor Company ("Ford") filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "1934 Act") which contains, either directly or indirectly by incorporation by reference, certified financial statements for Ford's latest fiscal year for which such statements have been filed.

             (b) All other reports filed pursuant to Section 13(a) or 15(d) of the 1934 Act since the end of the fiscal year covered by the annual report referred to in paragraph (a) above.

             (c) The description of Ford's Common Stock contained in registration statement no. 33-43085 filed by Ford under the Securities Act of 1933 (the "1933 Act").

    All documents subsequently filed by Ford pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents.


Item 8. Exhibits.


Exhibit 4.1    -    Ford Motor Company Deferred Compensation Plan. Filed as
                    Exhibit 4.1 to Registration Statement No. 33-62227 and incorporated herein by reference.

Exhibit 4.2    -    Amendment to Ford Motor Company Deferred Compensation Plan,
                    effective October 1, 1995. Filed as Exhibit 10-T-1 to the
                    Registrant's Annual Report on Form 10-K for the year ended
                    December 31, 1995.

Exhibit 4.3    -    Amendment to Ford Motor Company Deferred Compensation Plan,
                    effective October 1, 1996. Filed as Exhibit 4.3 to
                    Registration Statement No. 333-20725 and incorporated herein by reference.

Exhibit 4.4    -    Amendment to Ford Motor Company Deferred Compensation Plan,
                    effective as of October 1, 1997. Filed as Exhibit 4.4 to
                    Registration Statement No. 333-47733 and incorporated herein by reference.
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                                             -3-

Exhibit 4.5    -    Amendments to Ford Motor Company Deferred Compensation Plan,
                    effective as of January 1, 1998. Filed as Exhibit 4.5 to
                    Registration Statement No. 333-47733 and incorporated herein by reference.

Exhibit 4.6    -    Amendments to Ford Motor Company Deferred Compensation Plan,
                    effective as of July 8, 1998. Filed with this Registration
                    Statement.

Exhibit 4.7    -    Amendment to Ford Motor Company Deferred Compensation Plan,
                    effective as of September 9, 1998. Filed with this Registration Statement.

Exhibit 4.8    -    Amendments to Ford Motor Company Deferred Compensation Plan,
                    effective as of October 16, 1998. Filed with this Registration Statement.

Exhibit 5.1    -    Opinion of Kathryn S. Lamping, an Assistant Secretary and
                    Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 5.2    -    Opinion of J. Gordon Christy, an Attorney of Ford Motor
                    Company, with respect to compliance requirements of the Employee Retirement Income Security Act of 1974. Filed with this Registration Statement.

Exhibit 15     -    Letter from Independent Certified Public Accountants
                    regarding unaudited interim financial information. Filed with this Registration Statement.

Exhibit 23     -    Consent of Independent Certified Public Accountants. Filed
                    with this Registration Statement.

Exhibit 24.1   -    Powers of Attorney authorizing signature. Filed as Exhibit
                    24.1 to Registration Statement No. 333-49545 and incorporated herein by reference.

Exhibit 24.2   -    Certified resolutions of Board of Directors authorizing
                    signature pursuant to a power of attorney. Filed as Exhibit
                    24.2 to Registration Statement No. 333-49545 and incorporated herein by reference.

Exhibit 24.3   -    Certified resolutions of Board of Directors authorizing
                    signature pursuant to a power of attorney. Filed as Exhibit
                    24 to Registration Statement No. 333-52485 and incorporated herein by reference.

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     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 15th day of October, 1998.


                                        FORD MOTOR COMPANY

                                        By:   Alex Trotman*
                                           -------------------------------------
                                              (Alex Trotman)
                                              Chairman of the Board of Directors

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Signature                               Title                                      Date
---------                               -----                                      ----
                               Director and Chairman of the
                               Board of Directors, President
                               and Chief Executive Officer
Alex Trotman*                  (principal executive officer)                    October 15, 1998
-------------------------
(Alex Trotman)



Michael D. Dingman*            Director                                         October 15, 1998
-------------------------
(Michael D. Dingman)



                               Director and
Edsel B. Ford II*              Vice President                                   October 15, 1998
-------------------------
(Edsel B. Ford II)



William Clay Ford*             Director                                         October 15, 1998
-------------------------
(William Clay Ford)


                               Director and Chairman
William Clay Ford, Jr.*        of the Finance Committee                         October 15, 1998
-------------------------
(William Clay Ford, Jr.)
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Signature                               Title                                      Date
---------                               -----                                      ----

Irvine O. Hockaday, Jr.*        Director                                        October 15, 1998
--------------------------
(Irvine O. Hockaday, Jr.)


Marie-Josee Kravis*             Director                                        October 15, 1998
--------------------------
(Marie-Josee Kravis)


Ellen R. Marram*                Director                                        October 15, 1998
--------------------------
(Ellen R. Marram)

                                Director and Executive Vice
                                President - Ford and President -
Jacques Nasser                  Ford Automotive Operations                      October 15, 1998
--------------------------
(Jacques Nasser)


Homer A. Neal*                  Director                                        October 15, 1998
--------------------------
(Homer A. Neal)


Carl E. Reichardt*              Director                                        October 15, 1998
--------------------------
(Carl E. Reichardt)


John L. Thornton*               Director                                        October 15, 1998
--------------------------
(John L. Thornton)


                                Executive Vice President
                                and Chief Financial Officer
John M. Devine*                 (principal financial officer)                   October 15, 1998
--------------------------
(John M. Devine)


                                Corporate Controller
William J. Cosgrove*            (principal accounting officer)                  October 15, 1998
--------------------------
(William J. Cosgrove)



*By:/s/K. S. Lamping
    ----------------------
    (K. S. Lamping,
     Attorney-in-Fact)
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                                           EXHIBIT INDEX
                                                                                    Sequential Page
                                                                                    at Which Found
                                                                                    (or Incorporated
                                                                                      by Reference
                                                                                     ---------------
Exhibit 4.1    -    Ford Motor Company Deferred Compensation Plan. Filed as
                    Exhibit 4.1 to Registration Statement No. 33-62227 and
                    incorporated herein by reference.

Exhibit 4.2    -    Amendment to Ford Motor Company Deferred Compensation Plan,
                    effective October 1, 1995. Filed as Exhibit 10-T-1 to the
                    Registrant's Annual Report on Form 10-K for the year ended
                    December 31, 1995.

Exhibit 4.3    -    Amendment to Ford Motor Company Deferred Compensation Plan,
                    effective October 1, 1996. Filed as Exhibit 4.3 to
                    Registration Statement No. 333-20725 and incorporated herein by reference.

Exhibit 4.4    -    Amendment to Ford Motor Company Deferred Compensation Plan,
                    effective as of October 1, 1997. Filed as Exhibit 4.4 to
                    Registration Statement No. 333-47733 and incorporated herein by reference.

Exhibit 4.5    -    Amendments to Ford Motor Company Deferred Compensation Plan,
                    effective as of January 1, 1998. Filed as Exhibit 4.5 to
                    Registration Statement No. 333-47733 and incorporated herein by reference.

Exhibit 4.6    -    Amendments to Ford Motor Company Deferred Compensation Plan,
                    effective as of July 8, 1998. Filed with this Registration
                    Statement.

Exhibit 4.7    -    Amendment to Ford Motor Company Deferred Compensation Plan,
                    effective as of September 9, 1998. Filed with this Registration Statement.

Exhibit 4.8    -    Amendments to Ford Motor Company Deferred Compensation Plan,
                    effective as of October 16, 1998. Filed with this Registration Statement.

Exhibit 5.1    -    Opinion of Kathryn S. Lamping, an Assistant Secretary and
                    Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with
                    this Registration Statement.
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                                        -7-
                                                                                    Sequential Page
                                                                                    at Which Found
                                                                                    (or Incorporated
                                                                                      by Reference
                                                                                     ---------------
Exhibit 5.2    -    Opinion of J. Gordon Christy, an Attorney of Ford Motor
                    Company, with respect to compliance requirements of the
                    Employee Retirement Income Security Act of 1974. Filed with this Registration Statement.

Exhibit 15     -    Letter from Independent Certified Public Accountants
                    regarding unaudited interim financial information. Filed with this Registration Statement.

Exhibit 23     -    Consent of Independent Certified Public Accountants. Filed
                    with this Registration Statement.

Exhibit 24.1   -    Powers of Attorney authorizing signature. Filed as Exhibit
                    24.1 to Registration Statement No. 333-49545 and incorporated herein by reference.

Exhibit 24.2   -    Certified resolutions of Board of Directors authorizing
                    signature pursuant to a power of attorney. Filed as Exhibit
                    24.2 to Registration Statement No. 333-49545 and incorporated herein by reference.

Exhibit 24.3   -    Certified resolutions of Board of Directors authorizing
                    signature pursuant to a power of attorney. Filed as Exhibit
                    24 to Registration Statement No. 333-52485 and incorporated herein by reference.
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